EXHIBIT 2.1

(OFFICIAL FORM 1) (9/97)
FORM B1                                                       USBC, DE (5/26/98)

                                   United States Bankruptcy Court                          VOLUNTARY PETITION
                                        District of Delaware
---------------------------------------------------------------------------------------------------------------------------------
Name of Debtor (if individual, enter Last, First, Middle)           Name of Joint Debtor (Spouse) (Last, First, Middle):
PLANET HOLLYWOOD INTERNATIONAL, INC.
---------------------------------------------------------------------------------------------------------------------------------
All Other Names used by the Debtor in the last 6 years              All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):                         (include married, maiden, and trade names):
PLANET HOLLYWOOD, INC.
PLANET HOLLYWOOD, LTD.
---------------------------------------------------------------------------------------------------------------------------------
Soc. Sec./Tax I.D. No. (if more than one, state all)                Soc. Sec./Tax I.D. No. (if more than one, state all)
59-3283783
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Street Address of Debtor (No. & Street, City, State & Zip Code):    Street Address of Debtor (No. & Street, City, State & Zip Code):
8669 COMMODITY CIRCLE
ORLANDO, FLORIDA 32819
---------------------------------------------------------------------------------------------------------------------------------
County of Residence or of the                                       County of Residence or of the
Principal Place of Business:  ORANGE COUNTY, FLORIDA                Principal Place of Business:
---------------------------------------------------------------------------------------------------------------------------------
Mailing Address of Debtor (if different from street address):       Mailing Address of Debtor (if different from street address):


---------------------------------------------------------------------------------------------------------------------------------
Location of Principal Assets of Business Debtor
(if different from street address above):       VARIOUS DOMESTIC AND FOREIGN LOCATIONS
=================================================================================================================================
INFORMATION REGARDING THE DEBTOR (CHECK APPLICABLE BOXES)

VENUE (Check any applicable box)
[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for
180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
[ ] There is a bankruptcy case concerning debtor's affiliate, general partner or partnership pending in this District.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
            TYPE OF DEBTOR (Check all boxes that apply)             CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
                                                                          THE PETITION IS FILED (Check one box)

[ ]  Individual(s)                   [ ]  Railroad             [ ]  Chapter 7               [X]  Chapter 11  [ ]  Chapter 13

[X]  Corporation                     [ ]  Stockbroker          [ ]  Chapter 9               [ ]  Chapter 12

[ ]  Partnership                     [ ]  Commodity Broker     [ ]  Sec. 304 - Case ancillary to foreign proceeding

[ ]  Other _____________________                                                 FILING FEE (Check one box)
                                                               [X]  Full Filing Fee attached

                  NATURE OF DEBTS (Check one box)              [ ]  Filing fee to be paid in installments (Applicable to individuals
[ ]  Consumer/Non-Business            [X]  Business            only).  Must attach signed application for the court's consideration certifying that the debtor is unable to pay the fee excerpt in installments.  Rule 1006(b).  See Official Form No. 3.

       CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)
[ ]  Debtor is a small business as defined in 11 U.S.C. ss. 101

[ ]  Debtor is and elects to be considered a small business under
     11 U.S.C. ss. 1121(e)(Optional)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)

[X]  Debtor estimates that funds will be available for distribution to unsecured creditors.

[ ]  Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to creditors.

---------------------------------------------------------------------------------------------------------------------------------
Estimated Number of Creditors                                                                          This Space For Court Use Only
         1-15     16-49    50-99    100-199   200-999         1000-over
         [ ]      [ ]      [ ]      [ ]         [X]           [ ]

Estimated Assets
$0 to    $50,001 to $100,001 to  $1,000,001 to   $10,001,001 to   $50,00,0001 to   More than
$50,000  $100,000   $1 million   $10 million     $50 million      $100 million     $100 million
[ ]      [ ]        [ ]          [ ]             [ ]              [ ]              [X]
-------------------------------------------------------------------------------------------------
Estimated Liabilities
$0 to    $50,001 to $100,001 to  $1,000,001 to   $10,0001,001 to  $50,000,0001 to  More than
$50,000  $100,000   $1 million   $10 million     $50 million      $100 million     $100 Million
[ ]      [ ]        [ ]          [ ]             [ ]              [ ]              [X]

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

                                                                                                               USBC, DE (5/26/98)
---------------------------------------------------------------------------------------------------------------------------------
Voluntary Petition                                                 Name of Debtor(s):
(THIS PAGE MUST BE COMPLETED AND FILED IN EVERY CASE)                                FORM B1, Page 2
                                                                   PLANET HOLLYWOOD INTERNATIONAL, INC.
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                    PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (IF MORE THAN ONE, ATTACH ADDITIONAL SHEET)
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Location                                                           Case Number                   Date Filed
Where Filed:
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   PENDING BANKRUPTCY CASE FILED BY AN SPOUSE, PARTNER OR AFFILIATE OF THIS DEBTOR (IF MORE THAN ONE, ATTACH ADDITIONAL SHEET)
---------------------------------------------------------------------------------------------------------------------------------
Name of Debtor                                                                  Case Number:                  Date Filed:
SEE ATTACHED SCHEDULE A FOR LIST OF AFFILIATES FILING CONCURRENTLY WITH DEBTOR
(THE PARENT COMPANY).
---------------------------------------------------------------------------------------------------------------------------------
District:                                                                       Relationship:                 Judge:
=================================================================================================================================

--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------
                  SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)
I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7.
I request relief in accordance with the capter of title 11, United States Code, specified in this petition.

X
Signature of Debtor

X...............................................................................

Signature of Joint Debtor

 ................................................................................
Telephone Number (If not represented by attorney)

Date
--------------------------------------------------------------------------------
SIGNATURE OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with he chapter of title 11, United States Code, specified in this petition.

X /s/ THOMAS AVALLONE
--------------------------------------------------------------------------------
  Signature of Authorized Individual

  THOMAS AVALLONE
  ---------------
  Printed Name of Authorized Individual

  EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER
  ---------------------------------------------------------------
  Title of Authorized Individual

  OCTOBER 12, 1999
  ----------------
  Date
--------------------------------------------------------------------------------
                             SIGNATURE OF ATTORNEY

X  /s/ PAULINE K. MORGAN
   -----------------------------------
   Signature of Attorney for Debtor(s)

   JAMES L. PATTON, JR.       NO. 2202
   ------------------------   -------------------
   PAULINE K. MORGAN          NO. 3650
   ------------------------   -------------------
   Printed Name of Attorney for Debtor(s)    Bar ID Number

  YOUNG CONAWAY STARGATT & TAYLOR, LLP
  ------------------------------------
  Firm Name

  SEE ATTACHED SCHEDULE B
  --------------------------------------------------------------
  Address

  --------------------------------------------------------------
  Telephone Number

  OCTOBER 12, 1999
  --------------------------------------------------------------
  Date


                                   EXHIBIT A

(To be completed if debtor is required to file periodic reports (E.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11)

/checkmark/ Exhibit A is attached and made a part of this petition
--------------------------------------------------------------------------------
                                   EXHIBIT B

(To be completed if debtor is an individual whose debts are primarily consumer debts)
I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under each such chapter.

X ______________________________________
Signature of Attorney for Debtor         Date

--------------------------------------------------------------------------------
                  SIGNATURE OF NON-ATTORNEY PETITION PREPARER

I certify that I am a bankruptcy petition preparer as defined in 11 U.S.C. ss. 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.

  ............................................................

  Printed Name of Bankruptcy Petition Preparer

  ............................................................
  Social Security Number

  ............................................................
  Address

  ............................................................

  Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document.

If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

X.............................................................

  Signature of Petition Preparer

  ............................................................
  Date


A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal rules of Bankruptcy Procedure may result in fines or imprisonment of both 11 U.S.C. ss. 110, 18 U.S.C. ss. 156.

FORM B1, EXH.A- (REV, 3/98)                      1998 USBC, DISTRICT OF DELAWARE

                                   EXHIBIT "A"

[If debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11 of the Bankruptcy Code, this Exhibit "A" shall be completed and attached to the petition.]

                            [CAPTION AS IN FORM 16B]

                        EXHIBIT "A" TO VOLUNTARY PETITION

1. If any of the Debtor's securities are registered under Section 12 of the Securities Exchange Act of 1934, the SEC file number is 00028230.
                                                        --------

2. The following financial data is the latest available information and refers to the debtor's condition on AUGUST 29, 1999(1).
                             ------------------
         a.    Total assets                                         $392,183,000

         b.    Total debts (including debts listed in 2.c., below)  $359,109,000

Approximate

                                                                        Number
                                                                      of holders

         c.    Debt securities held by more than 500 holders.

         [ ]   secured    [X]   unsecured      [ ]    subordinated      UNKNOWN
                                                                        -------



d.   Number of shares of preferred stock                NONE
                                                      --------     ---------

e.   Number of shares common stock
     CLASS A                                       100,405,867     APPROX. 4360
                                                   -----------     ------------
     CLASS B                                         8,579,920     APPROX. 19
                                                   -----------     ------------

     Comments, if any: THE INFORMATION PROVIDED WITH RESPECT TO COMMON STOCK IS AS OF JULY 31, 1999.

     Brief description of debtor's business: THE COMPANY'S PRIMARY BUSINESS IS TO OPERATE DISTINCTIVE ENTERTAINMENT THEME RESTAURANTS AND MERCHANDISE SHOPS, WHICH OFFER MERCHANDISE DISPLAYING THE DEBTOR'S DESIGNS AND LOGOS.

4. List the name of any person who directly or indirectly owns, controls, or holds, with power to vote, 5% or more of the voting securities of debtor:(2)

     Keith Barish
     Robert Earl (shares held of record by Ropat Limited Partnership Leisure Ventures Pte., Ltd.(3)
     Kingdom Planet Hollywood, Ltd.(4)



--------
1        These amounts are consolidated with Debtor's subsidiaries.
2        This list is as of February 28, 1999.
3 This entity is indirectly controlled by Mr. Ong Beng Seng and HPL, a Singapore company. Mr. Ong disclaims beneficial ownership of the shares held by LV of record.
4 Kingdom Planet Hollywood, Ltd., which entity is indirectly controlled by His Highness Prince Alwaleed Bin Talal Bin Abdulaziz Al Saud.


832645v2

                                   SCHEDULE A

      DEBTOR:     Planet Hollywood International, Inc. (Parent)


      Cool Planet, Inc.
      Cool Planet II, Inc.
      Planet Hollywood (Aspen), Inc.
      Planet Hollywood (Atlantic City), Inc.
      Planet Hollywood (Chicago), Inc.
      Planet Hollywood (Honolulu), Inc.
      Planet Hollywood (L.P.), Inc.
      Planet Hollywood (New York City), Inc.
      Planet Hollywood (New York), Ltd.
      Planet Hollywood (Orlando), Inc.
      Planet Hollywood (Phoenix), Inc.
      Planet Hollywood (Region I), Inc.
      Planet Hollywood (Region II), Inc.
      Planet Hollywood (Region III), Inc.
      Planet Hollywood (Region IV), Inc.
      Planet Hollywood (Region V), Inc.
      Planet Hollywood (Region VI), Inc.
      Planet Hollywood (Region VII), Inc.
      Planet Hollywood (Texas), Ltd.
      Planet Hollywood (Warehouse), Inc.
      Sound Republic, Inc.
      Sound Republic I, Inc.
      All Star Cafe International, Inc.
      All Star Cafe (New York), Inc.
      EBCO Management, Inc.


832645v2

                                                SCHEDULE B

COUNSEL TO THE DEBTOR




STROOCK & STROOCK & LAVAN LLP
-----------------------------
180 Maiden Lane
New York, New York 10038
Phone: 212- 806-5492
Fax:   212- 806-6006
Attn:  Robin E. Keller, Esq.

100 Federal Street
Boston, MA 02110
Phone: 617- 482-6800
Fax:   617- 330-5111
Attn:  Peter Antoszyk, Esq.




YOUNG CONAWAY STARGATT & TAYLOR, LLP
------------------------------------
P.O. Box 391
Rodney Square North, 11th Floor
Wilmington, DE 19099
Phone: 302- 571-6600
Fax:   302- 571-1253
Attn:  James L. Patton, Jr. (No. 2202)
       Pauline K. Morgan (No. 3650)


















832645v2

                     CERTIFICATE OF CORPORATE RESOLUTION OF
                      PLANET HOLLYWOOD INTERNATIONAL, INC.

         I, Scott E. Johnson, Executive Vice President, General Counsel and Secretary of Planet Hollywood International, Inc. (the "Corporation"), a Delaware corporation, do hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation at a meeting held on October 4, 1999, at which a quorum was present, and that such resolutions have not been rescinded, modified, amended or revoked and are still in full force and effect:

         RESOLVED, that in the judgment of the Board of Directors, it is desirable and in the best interest of the Corporation, its creditors, stockholders and other interested parties, that the Corporation file a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"); and it is further

         RESOLVED, that the filing by the Corporation of a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") be, and it hereby is, authorized and approved; and it is further

         RESOLVED, that the Chairman of the Board of Directors, President, General Counsel and the Chief Financial Officer of the Corporation be, and each of them hereby is, authorized and empowered, in the name of the Corporation, to execute and verify a petition for relief under Chapter 11 of the Bankruptcy Code and to cause the same to be filed with the Bankruptcy Court at such time as the officer executing said petition on behalf of the Corporation shall determine; and it is further

         RESOLVED, that the Chairman of the Board of Directors, President, General Counsel and the Chief Financial Officer of the Corporation, and such other officers as they shall from time to time designate, be, and each of them hereby is, authorized to execute and file on behalf of the Corporation all pleadings, schedules, lists and other papers and to take any and all action that they may deem necessary or proper in connection with the Chapter 11 case of the Corporation; and it is further

         RESOLVED, that the Chairman of the Board of Directors, President, General Counsel and the Chief Financial Officer of the Corporation, and such other officers as they shall from time to time designate, be, and each of them hereby is, authorized and directed to retain the law firms of (i) Stroock & Stroock & Lavan LLP, as lead bankruptcy counsel and
         (ii) Young Conaway Stargatt & Taylor, LLP as local counsel, to render legal services to and to represent the Corporation in connection with such Chapter 11 proceedings and






832645v2
         other related matters in connection therewith, upon such terms and conditions as such officers shall approve; and it is further

         RESOLVED, that the Chairman of the Board of Directors, President, General Counsel and the Chief Financial Officer of the Corporation, and such other officers as they shall from time to time designate, be, and each of them hereby is, authorized and directed to retain Gray, Harris & Robinson, P.A., as special Florida counsel, upon such terms and conditions as such officers shall approve; and it is further

         RESOLVED, that the Chairman of the Board of Directors, President, General Counsel and the Chief Financial Officer of the Corporation, and such other officers as they shall from time to time designate, be, and each of them hereby is, authorized and directed to retain the accounting firm of Pricewaterhouse Coopers, LLP, as its accountants, auditors and reorganization consultants, upon such terms and conditions as such officers shall approve; and it is further

         RESOLVED, that the Chairman of the Board of Directors, President, General Counsel and the Chief Financial Officer of the Corporation, and such officers as they shall from time to time designate be, and each of them is, authorized and directed to retain the firm of Donaldson, Lufkin & Jenrette Securities Corporation as its financial advisors, upon such terms and conditions as such officer shall approve; and it is further

         RESOLVED, that the Chairman of the Board of Directors, President, General Counsel and the Chief Financial Officer of the Corporation, and such other officers as they shall from time to time designate, be, and each of them hereby is, authorized to retain such other professionals as they deem necessary and appropriate to represent, assist or consult with the Corporation during the Chapter 11 case; and it is further

         RESOLVED, that in the judgment of the Board of Directors, it is desirable and in the best interest of the Corporation, its creditors, stockholders and other interested parties, that the Corporation, in its capacity as sole general partner of each of the partnerships identified on Exhibit "A" hereto ("Partnerships"), consent to the filing of a voluntary petition for relief under the Bankruptcy Code of any or all of such Partnerships at such time as the Chairman of the Board, President, General Counsel or the Chief Financial Officer of the Corporation shall determine; and it is further

         RESOLVED, that the Chairman of the Board of Directors, President, General Counsel and the Chief Financial Officer of the Corporation be, and each of them hereby is, authorized and empowered, in the name of the Corporation, in its capacity as sole general partner, to execute and verify a petition for relief under Chapter 11 of the Bankruptcy Code of any and all such Partnerships and to cause the same to be filed with the Bankruptcy Court and to execute and file on behalf of any or all such Partnerships all pleadings, schedules, lists and other papers and to take any and all action that they may deem necessary or proper in connection with the Chapter 11 case of any or all such Partnerships; and it is further





832645v2

         RESOLVED, that in the judgment of the Board of Directors, it is desirable and in the best interest of the Corporation, its creditors, stockholders and other interested parties, that the Corporation, in its capacity as a member of each of the limited liability companies identified on Exhibit "B" hereto (the "LLCs"), consent to the filing of a voluntary petition for relief under the Bankruptcy Code of any or all of such LLCs at such time as the Chairman of the Board, President, General Counsel or the Chief Financial Officer of the Corporation shall determine; and it is further

         RESOLVED, that the Chairman of the Board of Directors, President, General Counsel and the Chief Financial Officer of the Corporation be, and each of them hereby is, authorized and empowered, in the name of the Corporation, in its capacity as a member of each of the LLCs, to execute and verify a petition for relief under Chapter 11 of the Bankruptcy Code of any and all such LLCs and to cause the same to be filed with the Bankruptcy Court and to execute and file on behalf of any or all such LLCs all pleadings, schedules, lists and other papers and to take any and all action that they may deem necessary or proper in connection with the Chapter 11 case of any or all such LLCs; and it is further

         RESOLVED, that the Chairman of the Board of Directors, President, General Counsel and the Chief Financial Officer of the Corporation, and such other officers as they shall from time to time designate, be, and each of them hereby is, authorized and directed to take any and all further actions and to execute and deliver any and all further instruments and documents and pay all expenses (subject to Bankruptcy Court approval, where necessary), in each case as in their judgment shall be necessary or desirable in order to fully carry out the intent and accomplish the purpose of the resolutions adopted herein; and it is further

         RESOLVED, that all acts lawfully done or actions lawfully taken by the Chairman of the Board of Directors, President, General Counsel or the Chief Financial Officer, and any such other officers as they shall from time to time designate, which are necessary to effectuate the intent of the resolutions adopted herein, are hereby in all respects ratified, confirmed, and approved.

         RESOLVED, that notwithstanding the delegation of authority to management contained in the preceding paragraphs, management of the Corporation shall continue to inform the Board of Directors of all material matters relating to the bankruptcy process including the retention of professionals by the Corporation, and will present for prior approval to the Board of Directors any out of the ordinary course matters relating to the operation of the




832645v2

Corporation or the Chapter 11 process before presentation to the Bankruptcy Court, including without limitation the Chapter 11 Plan of Reorganization.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 1999.




                                                /s/ SCOTT E. JOHNSON
                                                --------------------------------
                                                Scott E. Johnson
                                                Executive Vice President,
                                                General Counsel and Secretary






















832645v2

                                   EXHIBIT TO
                              CORPORATE RESOLUTION



                                    EXHIBIT A


         Planet Hollywood (New York), Ltd.




                                    EXHIBIT B


         Planet Hollywood (Trocadero), LC

         Planet Hollywood (France), LC

         Planet Hollywood (Israel), LC

         Planet Hollywood (Puerto Rico), Inc.























832645v2

                                                              FORM 4.

                                                     LIST OF CREDITORS HOLDING
                                                    20 LARGEST UNSECURED CLAIMS

                                               PLANET HOLLYWOOD INTERNATIONAL, INC.

Following is the list of the debtor's creditors holding the 20 largest unsecured claims.  The list is prepared in accordance with
Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case.  The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C. 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims.

---------------------------------------------------------------------------------------------------------------------------
                  (1)                             (2)                     (3)              (4)               (5)
---------------------------------------------------------------------------------------------------------------------------
NAME OF CREDITOR AND COMPLETE MAILING   NAME, TELEPHONE             NATURE OF CLAIM    INDICATE IF    AMOUNT OF CLAIM
ADDRESS INCLUDING ZIP CODE              NUMBER AND COMPLETE         (TRADE DEBT,       CLAIM IS       [IF SECURED ALSO
                                        MAILING ADDRESS,            BANK LOAN,         CONTINGENT,    STATE VALUE OF
                                        INCLUDING ZIP CODE, OF      GOVERNMENT         UNLIQUIDATED,  SECURITY]
                                        EMPLOYEE, AGENT, OR         CONTRACT, ETC.)    DISPUTED OR
                                        DEPARTMENT OF CREDITOR                         SUBJECT TO
                                        FAMILIAR WITH CLAIM WHO                        SETOFF
                                        MAY BE CONTACTED
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
U.S. Trust Company of New York          Attn:  Sirojni L. Dindlal   Indenture                             $250,000,000.00
114 West 47th Stret, 25th Floor         212- 852-1000               Trusteee For
New York, New York 10036-1532                                       12% Senior
                                                                    Subordinated
                                                                    Notes due
                                                                    April 1, 2005
---------------------------------------------------------------------------------------------------------------------------
**CEDE & Company                        Attn: Kathy Gaziarc         Record Holder                         $250,000,000.00
P.O. Box 20                             212-855-5200
Bowling Green Station
New York, New York 10004
---------------------------------------------------------------------------------------------------------------------------
*Bay Harbor Management LC               Attn: Douglas P.            Beneficial                             $87,940,000.00
885 Third Ave., 34th Floor              Teitelbaum                  Holder of 12%
New York, New York 10022                212-371-2211                Subordinated
                                                                    Notes due April
                                                                    1, 2005
---------------------------------------------------------------------------------------------------------------------------
*Varde Partners                         Attn:  George A. Hicks      Beneficial                             $29,500,000.00
3600 W. 80th St.                                                    Holder of 12%
Suite 425                                                           Subordinated
Minneapolis, MN 55431                                               Notes due April
                                                                    1, 2005
---------------------------------------------------------------------------------------------------------------------------
*Bank of Montreal                       Attn: Geoffrey              Beneficial                              $5,100,000.00
115 South LaSalle                       McConnell                   Holder of 12%
11th Floor                              312-750-8702                Subordinated
Chicago, IL 60603                                                   Notes due April
                                                                    1, 2005
---------------------------------------------------------------------------------------------------------------------------
*LL Capital LP                          Attn:  Lance Lessman        Beneficial                              $4,500,000.00
375 Park Avenue                                                     Holder of 12%
New York, NY  10132                                                 Subordinated
                                                                    Notes due April
                                                                    1, 2005
---------------------------------------------------------------------------------------------------------------------------
*SF Investment                          Attn:  Steve Shapiro,       Beneficial                              $3,250,000.00
311 South Wacker Drive                  Nathan Shapiro              Holder of 12%
Suite 4990                                                          Subordinated
Chicago, IL  60606                                                  Notes due April
                                                                    1, 2005
---------------------------------------------------------------------------------------------------------------------------
8669 Commodity Circle                   312-798-7212                Landlord                                  $742,747.80
75 Remitance Dr., Suite 1779
Chicago, IL 60675

---------------------------------------------------------------------------------------------------------------------------

**       As Nominee for 30 DTC Participants with Nominal Holdings totaling $250 million.
*        Beneficial Holders agreeing to disclosure of holdings.

---------------------------------------------------------------------------------------------------------------------------
In re Planet Hollywood International, Inc.                  Case No.

---------------------------------------------------------------------------------------------------------------------------

                                   LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS
                                                   (CONTINUATION SHEET)


---------------------------------------------------------------------------------------------------------------------------
                  (1)                           (2)                   (3)               (4)              (5)
NAME OF CREDITOR AND COMPLETE MAILING   NAME, TELEPHONE          NATURE OF CLAIM    INDICATE IF     AMOUNT OF CLAIM
ADDRESS INCLUDING ZIP CODE              NUMBER AND COMPLETE      (TRADE DEBT,       CLAIM IS        [IF SECURED ALSO
                                        MAILING ADDRESS,         BANK LOAN,         CONTINGENT,     STATE VALUE OF
                                        INCLUDING ZIP CODE, OF   GOVERNMENT         UNLIQUIDATED,   SECURITY]
                                        EMPLOYEE, AGENT, OR      CONTRACT, ETC.)    DISPUTED OR
                                        DEPARTMENT OF CREDITOR                      SUBJECT TO
                                        FAMILIAR WITH CLAIM WHO                     SETOFF
                                        MAY BE CONTACTED
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TRW, Inc.                               703-345-8266             Trade                                     $192,559.53
First Union National Bank
P.O. Box 8500-S-6365
Phildelphia, PA 19178-0001
---------------------------------------------------------------------------------------------------------------------------
HRH American Phoenix Corporation        Attn: Anthony Newman     Trade                                     $191,787.71
10 State House Square                   800-843-5404
Hartford, CT  06103
---------------------------------------------------------------------------------------------------------------------------
Brass & Stainless Designs               214-565-9655             Trade                                     $147,658.70
3306 Borich Street
Dallas, TX 75210
---------------------------------------------------------------------------------------------------------------------------
Bovis Construction Corp.                Attn:  George Keppler    Trade                                     $142,755.73
111 W. Rich Street, Suite 280           614-621-4148
Columbus, OH  43215
---------------------------------------------------------------------------------------------------------------------------
Soundelux                               407-649-7553             Trade                                     $141,492.70
4401 Vineland Road, A-7
Orlando, FL  32811
---------------------------------------------------------------------------------------------------------------------------
Prologis Trust                          407-648-9292             Trade                                      $80,429.82
File # 98440/Acct #7715080
PO Box 1067
Charlotte, NC  28201-1067
---------------------------------------------------------------------------------------------------------------------------
Excelled Skin & Leather Corp            732-469-3900             Trade                                      $56,958.00
350 Fifth Avenue
The Empire State Building, Suite 1330
New York, New York 10118
---------------------------------------------------------------------------------------------------------------------------
Focus Lighting                          212-865-1565             Trade                                      $53,745.11
255 West 101st. Street
New York, New York 10025
---------------------------------------------------------------------------------------------------------------------------
Unique Wood Design                      407-332-7992             Trade                                      $46,270.07
400 Bay Meadow Road
Longwood, FL 32750
---------------------------------------------------------------------------------------------------------------------------
Creative Management Services            407-251-2790             Trade                                      $44,928.71
7510 President Drive
Orlando, Fl 32809
---------------------------------------------------------------------------------------------------------------------------
RTC Group                               404-425-0401             Trade                                      $43,961.76
1395 S. Mariette Pkwy
Building 100, Suite 121
Marietta, GA 30067
---------------------------------------------------------------------------------------------------------------------------
TRM Architect                           716-691-0395             Trade                                      $41,660.85
15 Willow Ridge Drive
West Amherst, New York 14228
---------------------------------------------------------------------------------------------------------------------------

                      DECLARATION UNDER PENALTY OF PERJURY
                    ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, Thomas Avallone, Executive Vice President, Chief Financial Officer of the corporation, named as the debtor in this case, declare under penalty of perjury that I have read the foregoing schedule and that it is true and correct to the best of my information and belief.

                             Date:    OCTOBER 12, 1999
                                      --------------------------

                                      /s/ THOMAS AVALLONE
                                      --------------------------
                                              DEBTOR